EATON VANCE GROWTH TRUST

Eaton Vance Focused Global Opportunities Fund
Supplement to Summary Prospectus, Statutory Prospectus and
Statement of Additional Information dated April 1, 2023

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance Global Small-Cap Equity Fund
Supplement to Summary Prospectus, Statutory Prospectus and
Statement of Additional Information dated March 1, 2023

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Special Equities Fund
Supplement to Summary Prospectus, Statutory Prospectus and
Statement of Additional Information dated May 1, 2022

At a special joint meeting of shareholders of each of the funds listed below (each, a “Target Fund”) held on April 27, 2023, shareholders of each Target Fund approved the reorganization of the Target Fund with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund”), each Acquiring Fund being a newly created series of Calvert Management Series, pursuant to an Agreement and Plan of Reorganization (each, a “Reorganization,” and together the “Reorganizations”).

Target Fund	Acquiring Fund
Eaton Vance Focused Global Opportunities Fund	Calvert Global Equity Fund

Eaton Vance Global Small-Cap Equity Fund	Calvert Global Small-Cap Equity Fund

Eaton Vance Special Equities Fund	Calvert Small/Mid-Cap Fund

Each Reorganization is expected to close on or about September 15, 2023, or such other date as the parties to the Agreement and Plan of Reorganization may agree (the “Closing Date”). Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund on the Closing Date and will no longer be shareholders of the applicable Target Fund.

Until the Reorganizations are completed, the Target Funds will continue sales and redemptions of their shares as described in their respective prospectuses. After the Reorganizations are complete, the Target Funds will be liquidated.

April 27, 2023	42349 4.27.23